Securities Act File No. 002-88566

Neuberger Berman Advisers Management Trust

Supplement dated December 19, 2003
to the Mid-Cap Growth (Class I) Portfolio Prospectus and
Statement of Additional Information dated May 1, 2003

The second sentence of the second full paragraph of the "Goal & Strategy" section of the Prospectus is revised to read as follows:

Mid-capitalization companies are generally defined as those companies with a total market capitalization within the market capitalization range of the Russell Midcap Index.

On page 17 of the Statement of Additional Information, under the heading "Investment Process," the sentence, "Stocks between $2 billion and $12 billion in market capitalization," is replaced with the following:

Stocks of companies with a total market capitalization within the market capitalization range of the Russell Midcap Index.

Please retain this Supplement with your Prospectus and Statement of Additional Information for your future reference.